UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02809 and 811-10095

Name of Fund: BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC, 40 East 52nd Street, New York, NY 10022

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 03/31/2011

Date of reporting period: 09/30/2010

Item 1 – Report to Stockholders

September 30, 2010

Semi-Annual Report (Unaudited)

BlackRock Value Opportunities Fund, Inc.

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Dear Shareholder

The global economic recovery that began in 2009 has continued on its choppy course this year, delivering mixed economic data and gradual if uneven improvement of investor sentiment. The risks of a double-dip recession continue to recede, but the economy remains mired in a slow-growth environment. The major short-term ambiguities that kept market participants on the fence — the US financial reform bill, political uncertainty, European bank stress test results, and European sovereign funding — have all abated to some degree, allowing market conditions to regain some degree of normalcy and demonstrate growth. In the United States, the National Bureau of Economic Research declared that the “Great Recession” ended in June 2009. Spanning December 2007 to June 2009, this marked the longest reported recession since the Great Depression. Structural problems of ongoing deleveraging and weak spending among businesses and households weigh heavily on the pace of economic growth. The Federal Reserve Board has made it clear that additional policy action will be needed to combat the slow pace of growth, high unemployment, and deflation risks.

The high levels of volatility experienced in global equity markets throughout 2009 continued into 2010 as uncertainty driven by mixed economic data and lingering credit issues caused stocks to trade in both directions, but by the end of the first quarter, most markets had managed to post gains. The second quarter, in contrast, brought higher levels of volatility and a “flight to quality” as investor sentiment was dominated by fears of a double-dip recession. Global equity markets saw negative quarterly returns — and for many markets, the first significant downturn since the bull market began in March 2009. As the end of the 12-month period drew near, economic data turned less negative and strong corporate earnings reports became increasingly consistent. These factors along with the anticipation of further quantitative easing drove equity markets higher in the third quarter, with most markets recapturing their second quarter losses and moving into positive territory year-to-date. International equities turned positive, posting gains on both a six- and 12-month basis. In the US, both large and small cap equities posted robust gains for the 12-month period; however large cap stocks remain negative on a six-month basis while small caps turned positive.

In fixed income markets, yields fluctuated but generally declined over the past 12 months amid heightened uncertainty. Weak economic data, lingering credit problems and, near the end of the period, the expectation of additional quantitative easing drove interest rates lower and bond prices higher. Treasuries rallied over the period, modestly outperforming the credit spread sectors of the market. Corporate credit spreads benefited from the low interest rate environment and high yield fixed income became increasingly attractive due to declining default rates and better-than-expected results on European bank stress tests. Tax-exempt municipal bonds performed well over the 12-month period, driven primarily by technical factors including favorable supply-and-demand dynamics.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Against this backdrop, the major market averages posted the following returns:

Total Returns as of September 30, 2010	6-month	12-month

US large cap equities (S&P 500 Index)	(1.42)%	10.16%

US small cap equities (Russell 2000 Index)	0.25	13.35

International equities (MSCI Europe, Australasia, Far East Index)	0.20	3.27

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.07	0.13

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.20	10.23

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.05	8.16

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	5.51	5.81

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	6.55	18.24

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As global economic conditions continue to improve, investors across the world continue to face uncertainty about the future of economic growth. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. We thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended September 30, 2010, the Fund, through its investment in Master Value Opportunities LLC (the “Master LLC”), outperformed the benchmark S&P SmallCap 600 Value Index.

What factors influenced performance?

•

Information technology (“IT”) stocks fell out of favor with investors who gravitated to the relative safety and predictability of utilities and consumer staples during the period. While the IT sector dragged the benchmark index lower, strategic stock selection within the sector contributed to the Fund’s outperformance relative to the benchmark. Notable individual contributors included broadband network infrastructure provider ADC Telecommunications, Inc., which jumped more than 40% on news of a buyout offer from Tyco Electronics, Ltd., and software developer TIBCO Software, Inc., which posted gains on record second and third quarter earnings.

•

Energy stocks generally retreated during the period due to a surplus in natural gas supply, concerns over global energy demand and political uncertainty around oil and gas drilling in the wake of the Deepwater Horizon oil rig explosion in the Gulf of Mexico. Stock selection in this sector generated strong relative and absolute performance as the Fund avoided names associated with the oil spill and had limited exposure to companies tied to natural gas prices.

•

Stock selection in the health care sector, particularly within the health care equipment & supplies and health care providers & services industries, detracted from performance. Health care equipment manufacturer OraSure Technologies, Inc. lost ground when reduced government funding for public health resulted in management paring its revenue guidance. Shares of pharmacy services provider PharMerica Corp. declined sharply after the company released disappointing second quarter earnings and investors grew concerned about Medicare and Medicaid reimbursement rates. In the consumer staples sector, holdings of natural foods maker Smart Balance, Inc. hindered returns, and in consumer discretionary, disappointing stock selection among specialty retailers offset gains from holdings of media names.

Describe recent portfolio activity.

•

The Master LLC’s overall positioning did not change significantly during the six-month period. We modestly increased exposure to the health care and energy sectors and reduced positions within financials and information technology.

Describe portfolio positioning at period end.

•

Although the broader economic environment remains challenging, company fundamentals are strong, valuations are attractive and analysts are forecasting robust corporate profit margins for the remainder of this year and throughout 2011. Given this backdrop, the Master LLC remains well diversified and positioned to benefit from a gradual economic recovery. At period end, the Master LLC was overweight relative to its benchmark in energy, health care and materials and underweight in financials, industrials and consumer staples.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests all of its assets in the Master LLC. The Master LLC invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies that the Master LLC’s management believes have special investment value, and emerging growth companies regardless of size.

[3]	This unmanaged index measures performance of the small-capitalization value sector of the US equity market.

Performance Summary for the Period Ended September 30, 2010

		Average Annual Total Returns[4]

		1 Year		5 Years		10 Years

	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	(1.11)%	14.60%	N/A	(1.34)%	N/A	4.72%	N/A
Investor A	(1.21)	14.32	8.32%	(1.59)	(2.64)%	4.45	3.89%
Investor B	(1.66)	13.27	8.77	(2.45)	(2.69)	3.81	3.81
Investor C	(1.74)	13.24	12.24	(2.49)	(2.49)	3.56	3.56
Class R	(1.37)	13.97	N/A	(1.94)	N/A	4.17	N/A
S&P SmallCap 600 Value Index	(2.18)	12.29	N/A	1.27	N/A	6.57	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

•

Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to February 4, 2003, Class R Share performance results are those of the Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchange of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on April 1, 2010 and held through September 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]

	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2010	Ending Account Value September 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000.00	$988.90	$5.19	$1,000.00	$1,019.89	$5.27	1.04%
Investor A	$1,000.00	$987.90	$6.58	$1,000.00	$1,018.48	$6.68	1.32%
Investor B	$1,000.00	$983.40	$11.49	$1,000.00	$1,013.52	$11.66	2.31%
Investor C	$1,000.00	$982.60	$11.48	$1,000.00	$1,013.52	$11.66	2.31%
Class R	$1,000.00	$986.30	$8.42	$1,000.00	$1,016.63	$8.54	1.69%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Statement of Assets and Liabilities	BlackRock Value Opportunities Fund, Inc.

September 30, 2010 (Unaudited)

Assets

Investments at value — Master Value Opportunities LLC (the “Master LLC”) (cost — $831,657,463)	$957,917,800
Withdrawals receivable from the Master LLC	1,099,591
Capital shares sold receivable	961,191
Prepaid expenses	26,109

Total assets	960,004,691

Liabilities

Capital shares redeemed payable	2,060,781
Distribution fees payable	313,671
Administration fees payable	193,513
Other affiliates payable	8,503
Officer’s fees payable	636
Other accrued expenses payable	585,008

Total liabilities	3,162,112

Net Assets	$956,842,579

Net Assets Consist of

Paid-in capital	$1,518,697,269
Distributions in excess of net investment income	(807,400)
Accumulated net realized loss allocated from the Master LLC	(687,307,627)
Net unrealized appreciation/depreciation allocated from the Master LLC	126,260,337

Net Assets	$956,842,579

Net Asset Value

Institutional — Based on net assets of $279,954,610 and 16,998,144 shares outstanding, 100 million shares authorized, $0.10 par value	$16.47

Investor A — Based on net assets of $360,123,326 and 22,220,619 shares outstanding, 100 million shares authorized, $0.10 par value	$16.21

Investor B — Based on net assets of $86,613,208 and 6,342,704 shares outstanding, 100 million shares authorized, $0.10 par value	$13.66

Investor C — Based on net assets of $194,162,730 and 14,938,126 shares outstanding, 100 million shares authorized, $0.10 par value	$13.00

Class R — Based on net assets of $35,988,705 and 2,625,612 shares outstanding, 100 million shares authorized, $0.10 par value	$13.71

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	7

Statement of Operations	BlackRock Value Opportunities Fund, Inc.

Six Months Ended September 30, 2010 (Unaudited)

Investment Income

Net investment income allocated from the Master LLC:
Dividends	$6,717,052
Securities lending — affiliated	186,917
Dividends — affiliated	10,823
Expenses	(2,720,320)

Total income	4,194,472

Expenses

Administration	1,242,636
Service — Investor A	477,167
Service and distribution — Investor B	475,632
Service and distribution — Investor C	1,003,093
Service and distribution — Class R	92,319
Transfer agent — Institutional	315,146
Transfer agent — Investor A	486,189
Transfer agent — Investor B	234,738
Transfer agent — Investor C	495,788
Transfer agent — Class R	68,926
Printing	48,319
Registration	29,235
Professional	21,264
Officer	540
Miscellaneous	8,986

Total expenses	4,999,978

Net investment loss	(805,506)

Realized and Unrealized Gain (Loss)

Net realized gain from investments	20,414,894
Net change in unrealized appreciation/depreciation on investments	(36,227,635)

Total realized and unrealized loss	(15,812,741)

Net Decrease in Net Assets Resulting from Operations	$(16,618,247)

See Notes to Financial Statements.

8	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Statements of Changes in Net Assets	BlackRock Value Opportunities Fund, Inc.

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010

Operations

Net investment income (loss)	$(805,506)	$635,672
Net realized gain (loss)	20,414,894	(113,211,693)
Net change in unrealized appreciation/depreciation:	(36,227,635)	587,247,964

Net increase (decrease) in net assets resulting from operations	(16,618,247)	474,671,943

Dividends to Shareholders From

Net investment income:
Institutional	(725,833)	(931,044)
Investor A	(25,817)	(410,302)

Decrease in net assets resulting from dividends to shareholders	(751,650)	(1,341,346)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(81,348,888)	(187,243,823)

Redemption Fee

Redemption fee	21,928	44,255

Net Assets

Total increase (decrease) in net assets	(98,696,857)	286,131,029
Beginning of period	1,055,539,436	769,408,407

End of period	$956,842,579	$1,055,539,436

Undistributed (distributions in excess of) net investment income	$(807,400)	$749,756

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	9

Financial Highlights	BlackRock Value Opportunities Fund, Inc.

	Institutional

	Six Months Ended September 30, 2010 (Unaudited)

		Year Ended March 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$16.70	$10.01	$18.24	$24.95	$28.46	$26.28

Net investment income[1]	0.03	0.09	0.11	0.05	0.01	0.03
Net realized and unrealized gain (loss)[2]	(0.22)	6.65	(8.03)	(2.82)	0.76	6.39

Net increase (decrease) from investment operations	(0.19)	6.74	(7.92)	(2.77)	0.77	6.42

Dividends and distributions from:
Net investment income	(0.04)	(0.05)	—	—	—	—
Net realized gain	—	—	(0.31)	(3.94)	(4.28)	(4.24)

Total dividends and distributions	(0.04)	(0.05)	(0.31)	(3.94)	(4.28)	(4.24)

Net asset value, end of period	$16.47	$16.70	$10.01	$18.24	$24.95	$28.46

Total Investment Return[3]

Based on net asset value	(1.11)%[4]	67.43%[5]	(44.18)%	(13.48)%	3.86%	26.13%

Ratios to Average Net Assets[6]

Total expenses	1.05%[7]	1.07%	1.09%	0.97%	0.98%	1.02%

Total expenses after fees waived	1.04%[7]	1.07%	1.09%	0.97%	0.98%	1.02%

Net investment income	0.83%[7]	0.63%	0.68%	0.20%	0.05%	0.11%

Supplemental Data

Net assets, end of period (000)	$279,955	$288,028	$206,966	$521,653	$775,697	$916,562

Portfolio turnover of the Master LLC	17%	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 67.13%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

See Notes to Financial Statements.

10	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor A

	Six Months Ended September 30, 2010 (Unaudited)

		Year Ended March 31,

		2010	2009	2008		2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$16.41	$9.85	$17.98	$24.65		$28.15	$26.01

Net investment income (loss)[1]	0.01	0.04	0.06	(0.01)		(0.05)	(0.04)
Net realized and unrealized gain (loss)[2]	(0.21)	6.54	(7.88)	(2.79)		0.75	6.31

Net increase (decrease) from investment operations	(0.20)	6.58	(7.82)	(2.80)		0.70	6.27

Dividends and distributions from:
Net investment income	—	(0.02)	—	—		—	—
Net realized gain	—	—	(0.31)	(3.87)		(4.20)	(4.13)

Total dividends and distributions	—	(0.02)	(0.31)	(3.87)		(4.20)	(4.13)

Net asset value, end of period	$16.21	$16.41	$9.85	$17.98		$24.65	$28.15

Total Investment Return[3]

Based on net asset value	(1.21)%[4]	66.80%[5]	(44.27)%	(13.74	) %	3.64%	25.76%

Ratios to Average Net Assets[6]

Total expenses	1.32%[7]	1.35%	1.34%	1.23%		1.23%	1.27%

Net investment income (loss)	0.07%[7]	0.33%	0.39%	(0.06	) %	(0.20)%	(0.14)%

Supplemental Data

Net assets, end of period (000)	$360,123	$403,008	$264,870	$499,605		$742,321	$760,307

Portfolio turnover of the Master LLC	17%	79%	147%	109%		72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.49%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	11

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor B

	Six Months Ended September 30, 2010 (Unaudited)

		Year Ended March 31,

		2010	2009		2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.89	$8.41	$15.54		$21.82	$25.36	$23.66

Net investment loss[1]	(0.06)	(0.07)	(0.06)		(0.18)	(0.22)	(0.22)
Net realized and unrealized gain (loss)[2]	(0.17)	5.55	(6.76)		(2.41)	0.65	5.72

Net increase (decrease) from investment operations	(0.23)	5.48	(6.82)		(2.59)	0.43	5.50

Distributions from net realized gain	—	—	(0.31)		(3.69)	(3.97)	(3.80)

Net asset value, end of period	$13.66	$13.89	$8.41		$15.54	$21.82	$25.36

Total Investment Return[3]

Based on net asset value	(1.66)%[4]	65.16%[5]	(44.79)%		(14.49)%	2.86%	24.82%

Ratios to Average Net Assets[6]

Total expenses	2.31%[7]	2.34%	2.25%		2.08%	2.00%	2.03%

Net investment loss	(0.93)%[7]	(0.64)%	(0.46	) %	(0.89)%	(0.95)%	(0.91)%

Supplemental Data

Net assets, end of period (000)	$86,613	$109,461	$110,538		$311,312	$569,747	$762,340

Portfolio turnover of the Master LLC	17%	79%	147%		109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

See Notes to Financial Statements.

12	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Financial Highlights (continued)	BlackRock Value Opportunities Fund, Inc.

	Investor C

	Six Months Ended September 30, 2010 (Unaudited)

		Year Ended March 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.23	$8.01	$14.83	$21.01	$24.62	$23.10

Net investment loss[1]	(0.06)	(0.08)	(0.07)	(0.19)	(0.21)	(0.22)
Net realized and unrealized gain (loss)[2]	(0.17)	5.30	(6.44)	(2.28)	0.61	5.57

Net increase (decrease) from investment operations	(0.23)	5.22	(6.51)	(2.47)	0.40	5.35

Distributions from net realized gain	—	—	(0.31)	(3.71)	(4.01)	(3.83)

Net asset value, end of period	$13.00	$13.23	$8.01	$14.83	$21.01	$24.62

Total Investment Return[3]

Based on net asset value	(1.74)%[4]	65.17%[5]	(44.85)%	(14.51)%	2.80%	24.82%

Ratios to Average Net Assets[6]

Total expenses	2.31%[7]	2.40%	2.34%	2.13%	2.01%	2.05%

Net investment loss	(0.92)%[7]	(0.71)%	(0.58)%	(0.96)%	(0.97)%	(0.92)%

Supplemental Data

Net assets, end of period (000)	$194,163	$215,916	$155,267	$355,755	$542,736	$580,318

Portfolio turnover of the Master LLC	17%	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 64.92%.

[6]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[7]	Annualized.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	13

Financial Highlights (concluded)	BlackRock Value Opportunities Fund, Inc.

	Class R

	Six Months Ended September 30, 2010 (Unaudited)

		Year Ended March 31,

		2010	2009	2008	2007	2006

Per Share Operating Performance

Net asset value, beginning of period	$13.90	$8.36	$15.38	$21.69	$25.31	$23.80

Net investment loss[1]	(0.02)	(0.01)	(0.00)[2]	(0.10)	(0.10)	(0.09)
Net realized and unrealized gain (loss)[3]	(0.17)	5.55	(6.71)	(2.38)	0.64	5.73

Net increase (decrease) from investment operations	(0.19)	5.54	(6.71)	(2.48)	0.54	5.64

Distributions from net realized gain	—	—	(0.31)	(3.83)	(4.16)	(4.13)

Net asset value, end of period	$13.71	$13.90	$8.36	$15.38	$21.69	$25.31

Total Investment Return[4]

Based on net asset value	(1.37)%[5]	66.27%[6]	(44.54)%	(14.13)%	3.39%	25.43%

Ratios to Average Net Assets[7]

Total expenses	1.69%[8]	1.75%	1.76%	1.65%	1.48%	1.51%

Net investment loss	(0.30)%[8]	(0.05)%	(0.02)%	(0.52)%	(0.46)%	(0.39)%

Supplemental Data

Net assets, end of period (000)	$35,989	$39,126	$31,767	$60,194	$52,161	$39,382

Portfolio turnover of the Master LLC	17%	79%	147%	109%	72%	77%

[1]	Based on average shares outstanding.

[2]	Amount is less than $(0.01) per share.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes proceeds received from a settlement of litigation, through its investment in the Master LLC, which impacted the Fund’s total investment return. Not including these proceeds, the total investment return would have been 66.03%.

[7]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income (loss).

[8]	Annualized.

See Notes to Financial Statements.

14	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (Unaudited)	BlackRock Value Opportunities Fund, Inc.

1. Organization and Significant Accounting Policies:

BlackRock Value Opportunities Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Master Value Opportunities LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The percentage of the Master LLC owned by the Fund at September 30, 2010 was 100%. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B and Investor C Shares may be subject to a contingent deferred sales charge. Class R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC, including categorization of fair value measurements, is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions in the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2010. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	15

Notes to Financial Statements (continued)	BlackRock Value Opportunities Fund, Inc.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

For the six months ended September 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $2,205.

For the six months ended September 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares:

Investor B	$7,954
Investor C	$3,468

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (US) Inc. (“PNCGIS”)), serves as transfer agent and dividend disbursing agent. On July 1, 2010, The Bank of New York Mellon Corporation purchased PNCGIS, which prior to this date was an indirect, wholly owned subsidiary of PNC and an affiliate of the Administrator. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services. Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive a fee that could vary depending on, among other things, shareholder accounts, share class and net assets. For the six months ended September 30, 2010, the Fund paid $19,614 to affiliates in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended September 30, 2010, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$2,184
Investor A	$2,887
Investor B	$686
Investor C	$2,553
Class R	$193

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Loss Carryforwards:

As of March 31, 2010, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires March 31,

2017	$96,854,574
2018	584,003,098

Total	$680,857,672

16	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)	BlackRock Value Opportunities Fund, Inc.

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2010		Year Ended March 31, 2010

	Shares	Amount	Shares	Amount

Institutional

Shares sold	1,690,662	$27,314,862	2,996,290	$41,530,320
Shares issued to shareholders in reinvestment of dividends	41,632	652,154	66,041	857,801

Total issued	1,732,294	27,967,016	3,062,331	42,388,121
Shares redeemed	(1,985,392)	(32,030,804)	(6,482,154)	(90,874,808)

Net decrease	(253,098)	$(4,063,788)	(3,419,823)	$(48,486,687)

Investor A

Shares sold and automatic conversion of shares	1,930,290	$31,119,958	5,379,584	$72,472,943
Shares issued to shareholders in reinvestment of dividends	1,587	24,467	30,446	389,402

Total issued	1,931,877	31,144,425	5,410,030	72,862,345
Shares redeemed	(4,270,224)	(67,635,478)	(7,754,895)	(105,610,021)

Net decrease	(2,338,347)	$(36,491,053)	(2,344,865)	$(32,747,676)

Investor B

Shares sold	532,985	$7,259,591	1,623,934	$18,377,585
Shares redeemed and automatic conversion of shares	(2,068,303)	(27,933,376)	(6,892,662)	(79,056,851)

Net decrease	(1,535,318)	$(20,673,785)	(5,268,728)	$(60,679,266)

Investor C

Shares sold	1,057,026	$13,633,629	2,637,969	$28,602,791
Shares redeemed	(2,444,882)	(31,286,958)	(5,700,444)	(62,557,954)

Net decrease	(1,387,856)	$(17,653,329)	(3,062,475)	$(33,955,163)

Class R

Shares sold	500,046	$6,833,943	1,059,924	$12,163,928
Shares redeemed	(688,591)	(9,300,876)	(2,043,768)	(23,538,959)

Net decrease	(188,545)	$(2,466,933)	(983,844)	$(11,375,031)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	17

Portfolio Information	Master Value Opportunities LLC

As of September 30, 2010

Ten Largest Holdings	Percent of Long-Term Investments

King Pharmaceuticals, Inc.	2%
Health Net, Inc.	1
Robbins & Myers, Inc.	1
Southwest Gas Corp.	1
American Campus Communities, Inc.	1
BioMed Realty Trust, Inc.	1
IAC/InterActiveCorp.	1
CONMED Corp.	1
OraSure Technologies, Inc.	1
Bottomline Technologies, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Financials	21%
Industrials	18
Consumer Discretionary	14
Information Technology	14
Health Care	12
Materials	7
Utilities	6
Energy	6
Consumer Staples	2

For Master LLC compliance purposes, the Master LLC’s industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

18	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments September 30, 2010 (Unaudited)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Aerospace & Defense — 2.9%
Ceradyne, Inc. (a)	141,000	$3,292,350
Curtiss-Wright Corp.	243,500	7,378,050
Esterline Technologies Corp. (a)	153,000	8,756,190
Moog, Inc., Class A (a)	148,600	5,276,786
Triumph Group, Inc.	35,950	2,681,510

		27,384,886

Automobiles — 0.6%
Thor Industries, Inc.	169,400	5,657,960

Biotechnology — 1.1%
Exelixis, Inc. (a)	473,900	1,857,688
Myriad Genetics, Inc. (a)	277,900	4,560,339
PDL BioPharma, Inc. (b)	855,800	4,501,508

		10,919,535

Capital Markets — 0.2%
Piper Jaffray Cos. (a)	77,400	2,254,662

Chemicals — 3.7%
Arch Chemicals, Inc.	166,600	5,845,994
Ferro Corp. (a)	440,500	5,678,045
Huntsman Corp.	625,500	7,230,780
OM Group, Inc. (a)	134,000	4,036,080
Rockwood Holdings, Inc. (a)	237,000	7,458,390
Spartech Corp. (a)	583,300	4,788,893

		35,038,182

Commercial Banks — 6.7%
Bank of Hawaii Corp. (b)	141,900	6,374,148
Community Bank System, Inc.	252,000	5,798,520
Cullen/Frost Bankers, Inc.	136,029	7,327,882
East-West Bancorp, Inc.	208,500	3,394,380
First Financial Bankshares, Inc.	29,500	1,386,205
First Financial Corp.	64,664	1,907,588
First Horizon National Corp. (a)(b)	337,720	3,853,388
First Midwest Bancorp, Inc.	433,600	4,999,408
Glacier Bancorp, Inc.	362,600	5,293,960
Independent Bank Corp.	6,364	143,317
National Penn Bancshares, Inc.	462,700	2,891,875
Pinnacle Financial Partners, Inc. (a)	319,900	2,939,881
Popular, Inc. (a)	349,365	1,013,159
PrivateBancorp, Inc.	312,400	3,558,236
S&T Bancorp, Inc. (b)	116,900	2,036,398
Sterling Bancshares, Inc.	173,700	932,769
Texas Capital Bancshares, Inc. (a)	57,400	991,298
UMB Financial Corp.	69,500	2,467,945
United Bankshares, Inc. (b)	207,300	5,159,697
Whitney Holding Corp.	244,300	1,995,931

		64,465,985

Common Stocks	Shares	Value

Communications Equipment — 3.4%
CommScope, Inc. (a)	335,800	$7,971,892
Harmonic, Inc. (a)	864,400	5,947,072
Ixia (a)	416,700	5,167,080
JDS Uniphase Corp. (a)	659,500	8,171,205
Tellabs, Inc.	683,500	5,092,075

		32,349,324

Construction & Engineering — 0.8%
URS Corp. (a)	196,000	7,444,080

Consumer Finance — 0.2%
Ezcorp, Inc. (a)	107,800	2,160,312

Containers & Packaging — 1.1%
Packaging Corp. of America	209,700	4,858,749
Rock-Tenn Co., Class A	106,600	5,309,746

		10,168,495

Electric Utilities — 1.5%
Allete, Inc.	152,100	5,541,003
UIL Holdings Corp.	316,600	8,915,456

		14,456,459

Electrical Equipment — 0.6%
Regal-Beloit Corp.	106,600	6,256,354

Electronic Equipment, Instruments & Components — 0.7%
Ingram Micro, Inc., Class A (a)	418,200	7,050,852

Energy Equipment & Services — 2.8%
CARBO Ceramics, Inc. (b)	92,100	7,460,100
Oil States International, Inc. (a)	95,900	4,464,145
Pioneer Drilling Co. (a)	450,100	2,871,638
Superior Energy Services, Inc. (a)	301,500	8,047,035
T-3 Energy Services, Inc. (a)	151,637	3,965,307

		26,808,225

Food Products — 1.1%
Dean Foods Co. (a)	67,401	688,164
Del Monte Foods Co.	296,100	3,881,871
Diamond Foods, Inc.	125,302	5,136,129
Hain Celestial Group, Inc. (a)	37,800	906,444

		10,612,608

Gas Utilities — 2.7%
Nicor, Inc.	89,000	4,077,980
South Jersey Industries, Inc.	201,700	9,978,099
Southwest Gas Corp.	354,300	11,900,937

		25,957,016

Health Care Equipment & Supplies — 3.0%
CONMED Corp. (a)	477,500	10,700,775
Exactech, Inc. (a)	36,900	602,208
Hansen Medical, Inc. (a)	1,190,900	1,702,987
Invacare Corp.	65,700	1,741,707
Merit Medical Systems, Inc. (a)	196,800	3,127,152
OraSure Technologies, Inc. (a)(c)	2,572,900	10,420,245

		28,295,074

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	19

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care Providers & Services — 4.5%
Brookdale Senior Living, Inc. (a)	418,272	$6,822,016
Coventry Health Care, Inc. (a)	385,200	8,293,356
Health Net, Inc. (a)	480,700	13,070,233
Healthways, Inc. (a)	443,100	5,157,684
LCA-Vision, Inc. (a)	520,300	2,898,071
MedCath Corp. (a)	119,800	1,206,386
PharMerica Corp. (a)	575,200	5,481,656

		42,929,402

Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.	103,200	1,946,352
Jack in the Box, Inc. (a)	380,413	8,156,055

		10,102,407

Household Durables — 0.7%
Furniture Brands International, Inc. (a)	205,800	1,107,204
MDC Holdings, Inc.	205,400	5,962,762

		7,069,966

IT Services — 1.0%
Acxiom Corp. (a)	224,500	3,560,570
Convergys Corp. (a)	617,400	6,451,830

		10,012,400

Insurance — 4.3%
Allied World Assurance Holdings Ltd.	140,000	7,922,600
Amerisafe, Inc. (a)	134,600	2,527,788
Fidelity National Title Group, Inc., Class A	255,700	4,017,047
The Hanover Insurance Group, Inc.	82,500	3,877,500
Horace Mann Educators Corp.	183,400	3,260,852
Infinity Property & Casualty Corp.	83,400	4,067,418
ProAssurance Corp. (a)	118,100	6,801,379
RLI Corp.	92,000	5,209,040
Safety Insurance Group, Inc.	79,900	3,357,398

		41,041,022

Internet Software & Services — 2.0%
IAC/InterActiveCorp. (a)	413,100	10,852,137
ValueClick, Inc. (a)	624,400	8,167,152

		19,019,289

Leisure Equipment & Products — 0.5%
LeapFrog Enterprises, Inc. (a)	820,400	4,495,792

Life Sciences Tools & Services — 1.2%
Affymetrix, Inc. (a)	574,600	2,620,176
Pharmaceutical Product Development, Inc.	366,400	9,083,056

		11,703,232

Common Stocks	Shares	Value

Machinery — 9.0%
AGCO Corp. (a)	235,400	$9,182,954
Altra Holdings, Inc. (a)	622,078	9,163,209
Astec Industries, Inc. (a)	191,400	5,460,642
Briggs & Stratton Corp.	452,400	8,600,124
CIRCOR International, Inc.	190,800	6,029,280
EnPro Industries, Inc. (a)(b)	247,100	7,729,288
IDEX Corp.	271,100	9,626,761
Kennametal, Inc.	187,000	5,783,910
RBC Bearings, Inc. (a)	195,500	6,643,090
Robbins & Myers, Inc.	459,600	12,308,088
Terex Corp. (a)	269,600	6,179,232

		86,706,578

Media — 2.0%
Harte-Hanks, Inc.	874,400	10,204,248
Playboy Enterprises, Inc., Class B (a)	1,177,100	6,050,294
Regal Entertainment Group, Series A	219,400	2,878,528

		19,133,070

Metals & Mining — 1.6%
Carpenter Technology Corp.	296,900	10,008,499
Stillwater Mining Co. (a)	344,500	5,801,380

		15,809,879

Multi-Utilities — 2.1%
NorthWestern Corp.	209,200	5,962,200
OGE Energy Corp.	218,800	8,723,556
Vectren Corp.	206,500	5,342,155

		20,027,911

Multiline Retail — 1.8%
Big Lots, Inc. (a)	198,700	6,606,775
Fred’s, Inc.	353,114	4,166,745
Saks, Inc. (a)(b)	767,900	6,603,940

		17,377,460

Oil, Gas & Consumable Fuels — 3.3%
Cabot Oil & Gas Corp., Class A	108,500	3,266,935
Frontier Oil Corp.	208,000	2,787,200
Oasis Petroleum, Inc. (a)	371,000	7,186,270
SM Energy Co.	195,600	7,327,176
Ship Finance International Ltd. (b)	244,200	4,744,806
Whiting Petroleum Corp. (a)	49,800	4,756,398
World Fuel Services Corp.	73,600	1,914,336

		31,983,121

Personal Products — 0.5%
Alberto-Culver Co.	116,800	4,397,520

Pharmaceuticals — 1.6%
King Pharmaceuticals, Inc. (a)	1,504,600	14,985,816

Professional Services — 1.2%
Kelly Services, Inc., Class A (a)	280,500	3,290,265
Kforce, Inc. (a)	263,200	3,611,104
Resources Connection, Inc.	311,200	4,282,112

		11,183,481

See Notes to Financial Statements.

20	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Schedule of Investments (continued)	Master Value Opportunities LLC
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Real Estate Investment Trusts (REITs) — 6.7%
AMB Property Corp.	158,000	$4,182,260
Acadia Realty Trust	412,500	7,837,500
American Campus Communities, Inc.	370,400	11,274,976
BioMed Realty Trust, Inc.	614,500	11,011,840
CommonWealth REIT	219,875	5,628,800
Lexington Corporate Properties Trust (b)	864,053	6,186,620
The Macerich Co. (b)	116,936	5,022,409
Omega Healthcare Investors, Inc.	125,900	2,826,455
Potlatch Corp. (b)	69,200	2,352,800
Senior Housing Properties Trust	114,200	2,683,700
Winthrop Realty Trust	409,600	5,062,656

		64,070,016

Real Estate Management & Development — 0.3%
The St. Joe Co. (a)(b)	97,700	2,429,799

Road & Rail — 2.4%
Marten Transport Ltd.	383,548	8,890,643
Railamerica, Inc. (a)	679,900	6,547,437
Vitran Corp., Inc. (a)	715,821	7,838,240

		23,276,320

Semiconductors & Semiconductor
Equipment — 3.7%
Actel Corp. (a)	343,400	5,477,230
DSP Group, Inc. (a)	884,137	6,188,959
Intersil Corp., Class A	313,400	3,663,646
MKS Instruments, Inc. (a)	359,800	6,469,204
PMC-Sierra, Inc. (a)	459,900	3,384,864
Teradyne, Inc. (a)	504,600	5,621,244
Zoran Corp. (a)	651,850	4,980,134

		35,785,281

Software — 2.3%
Bottomline Technologies, Inc. (a)	674,097	10,354,130
Novell, Inc. (a)	529,700	3,162,309
RealD, Inc. (a)	46,700	863,483
TIBCO Software, Inc. (a)	449,300	7,970,582

		22,350,504

Specialty Retail — 6.1%
Charming Shoppes, Inc. (a)	1,828,200	6,435,264
The Children’s Place Retail Stores, Inc. (a)	181,300	8,842,001
Collective Brands, Inc. (a)	290,861	4,694,497
Dress Barn, Inc. (a)	315,515	7,493,481
Genesco, Inc. (a)	271,100	8,100,468
Jo-Ann Stores, Inc. (a)	187,870	8,369,608
Penske Auto Group, Inc. (a)	288,500	3,808,200
The Talbots, Inc. (a)(b)	586,255	7,679,941
The Wet Seal, Inc., Class A (a)	861,400	2,920,146

		58,343,606

Common Stocks	Shares	Value

Textiles, Apparel & Luxury Goods — 0.8%
Jones Apparel Group, Inc.	280,800	$5,514,912
Steven Madden Ltd. (a)	48,320	1,984,019

		7,498,931

Thrifts & Mortgage Finance — 1.6%
Dime Community Bancshares, Inc.	509,100	7,051,035
Provident Financial Services, Inc.	519,400	6,419,784
Provident New York Bancorp	213,200	1,788,748

		15,259,567

Trading Companies & Distributors — 0.7%
H&E Equipment Services, Inc. (a)	444,600	3,543,462
WESCO International, Inc. (a)(b)	80,400	3,158,916

		6,702,378

Total Common Stocks — 96.1%		920,974,757

Warrants (d)

Commercial Banks — 0.2%
Texas Capital Bancshares, Inc. (Expires 1/16/19)	291,000	2,159,220

Total Warrants — 0.2%		2,159,220

Total Long-Term Investments (Cost — $796,873,640) — 96.3%		923,133,977

Short-Term Securities

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.23%, (e)(f)	31,952,607	31,952,607

	Beneficial Interest (000)

BlackRock Liquidity Series, LLC Money Market Series, 0.36% (e)(f)(g)	$53,113	53,112,964

Total Short-Term Securities (Cost — $85,065,571) — 8.9%		85,065,571

Total Investments (Cost — $881,939,211*) — 105.2%		1,008,199,548
Liabilities in Excess of Other Assets — (5.2)%		(50,281,748)

Net Assets — 100.0%		$957,917,800

*	The cost and unrealized appreciation (depreciation) of investments as of September 30, 2010, as computed for federal income tax purposes were as follows:

Aggregate cost	$908,424,302

Gross unrealized appreciation	$165,776,460
Gross unrealized depreciation	(66,001,214)

Net unrealized appreciation	$99,775,246

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	21

Schedule of Investments (concluded)	Master Value Opportunities LLC

(c)

Investments in companies (whereby the Master LLC held 5% or more of the companies’ outstanding securities) that were considered to be an affiliate during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at March 31, 2010	Shares Purchased	Shares Sold	Shares Held at September 30, 2010	Value at September 30, 2010	Realized Loss	Income

OraSure Technologies, Inc.	2,718,030	3,700	148,830	2,572,900	$10,420,245	$(583,372)	—

(d)

Warrants entitle the Master LLC to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(e)	Investments in companies considered to be an affiliate of the Master LLC during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at March 31, 2010	Net Activity	Shares/ Beneficial Interest Held at September 30, 2010	Income

BlackRock Liquidity Funds, TempFund, Institutional Class	8,483,801	23,468,806	31,952,607	$10,823
BlackRock Liquidity Series, LLC Money Market Series	$135,502,404	$(82,389,440)	$53,112,964	$186,917

(f)	Represents the current yield as of report date.

(g)	Security was purchased with the cash collateral from loaned securities.

•

For Master LLC compliance purposes,the Master LLC’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Master LLC management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments, which are as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2010 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments[1]	$923,133,977	—	—	$923,133,977
Short-Term Securities	31,952,607	$53,112,964	—	85,065,571

Total	$955,086,584	$53,112,964	—	$1,008,199,548

          1 See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

22	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Statement of Assets and Liabilities	Master Value Opportunities LLC

September 30, 2010 (Unaudited)

Assets

Investments at value — unaffiliated (including securities loaned of $51,498,577) (cost — $778,234,526)	$912,713,732
Investments at value — affiliated (cost — $103,704,685)	95,485,816
Investments sold receivable	6,332,704
Dividends receivable	1,303,456
Securities lending income receivable — affiliated	25,522
Prepaid expenses	72,710

Total assets	1,015,933,940

Liabilities

Collateral at value, securities loaned	53,112,964
Investments purchased payable	3,235,908
Withdrawals payable to investor	1,099,591
Investment advisory fees payable	386,522
Other affiliates payable	4,821
Directors’ fees payable	3,574
Other accrued expenses payable	172,499
Other liabilities	261

Total liabilities	58,016,140

Net Assets	$957,917,800

Net Assets Consist of

Investor’s capital	$831,657,463
Net unrealized appreciation/depreciation	126,260,337

Net Assets	$957,917,800

Statement of Operations	Master Value Opportunities LLC

Six Months Ended September 30, 2010 (Unaudited)

Investment Income

Dividends	$6,717,052
Securities lending — affiliated	186,917
Dividends — affiliated	10,823

Total income	6,914,792

Expenses

Investment advisory	2,484,296
Accounting services	129,813
Custodian	40,242
Professional	25,906
Directors	20,883
Printing	3,418
Miscellaneous	19,332

Total expenses	2,723,890
Less fees waived by advisor	(3,570)

Total expenses after fees waived	2,720,320

Net investment income	4,194,472

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from investments including $(583,372) loss from affiliates	20,414,894
Net change in unrealized appreciation/depreciation on investments	(36,227,635)

Total realized and unrealized loss	(15,812,741)

Net Decrease in Net Assets Resulting from Operations	$(11,618,269)

See Notes to Financial Statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	23

Statements of Changes in Net Assets	Master Value Opportunities LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31, 2010

Operations

Net investment income	$4,194,472	$11,018,237
Net realized gain (loss)	20,414,894	(113,211,693)
Net change in unrealized appreciation/depreciation	(36,227,635)	587,247,964

Net increase (decrease) in net assets resulting from operations	(11,618,269)	485,054,508

Capital Share Transactions

Proceeds from contributions	86,672,230	174,175,125
Value of withdrawals	(173,887,571)	(373,094,492)

Net decrease in net assets derived from capital share transactions	(87,215,341)	(198,919,367)

Net Assets

Total increase (decrease) in net assets	(98,833,610)	286,135,141
Beginning of period	1,056,751,410	770,616,269

End of period	$957,917,800	$1,056,751,410

Financial Highlights	Master Value Opportunities LLC

	Six Months Ended September 30, 2010 (Unaudited)	Year Ended March 31,

		2010	2009	2008	2007	2006

Total Investment Return

Total investment return	(0.89)%[1]	68.13%[2]	(43.58)%	(13.02)%	4.34%	26.66%

Ratios to Average Net Assets

Total expenses	0.55%[3]	0.55%	0.54%	0.51%	0.50%	0.51%

Total expenses after fees waived	0.55%[3]	0.55%	0.54%	0.51%	0.50%	0.51%

Net investment income	0.84%[3]	1.14%	1.21%	0.66%	0.53%	0.62%

Supplemental Data

Net assets, end of period (000)	$957,918	$1,056,751	$770,616	$1,750,575	$2,685,468	$3,061,862

Portfolio turnover	17%	79%	147%	109%	72%	77%

[1]	Aggregate total investment return.

[2]

Includes proceeds paid from a settlement of litigation which impacted the Master LLC’s total investment return. Not including these proceeds, the Master LLC’s total investment return would have been 67.83%.

[3]	Annualized.

See Notes to Financial Statements.

24	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (Unaudited)	Master Value Opportunities LLC

1. Organization and Significant Accounting Policies:

Master Value Opportunities LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Limited Liability Company Agreement permits the Board of Directors (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: The Master LLC fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board. Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

The Master LLC values its investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the net assets of the underlying fund. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 promulgated by the Securities and Exchange Commission (“SEC”) under the 1940 Act. The Master LLC may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Master LLC might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master LLC has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master LLC may lend securities to financial institutions that provide cash as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master LLC and any additional required collateral is delivered to the Master LLC on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master LLC is entitled to dividend and interest payments on the securities loaned. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master LLC could experience delays and costs in gaining access to the collateral. The Master LLC also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Income Taxes: The Master LLC is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master LLC is treated as the owner of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal tax provision is required. It is intended that the Master LLC ’s assets will be managed so the owner of the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	25

Notes to Financial Statements (continued)	Master Value Opportunities LLC

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee at the following annual rates of the Master LLC’s average daily net assets:

Portion of average daily value of net assets	Rate

Not exceeding $1 billion	0.500%
In excess of $1 billion, but not exceeding $1.5 billion	0.475%
In excess of $1.5 billion	0.450%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master LLC pays to the Manager indirectly through its investment in affiliated money market funds, however, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid through the Master LLC’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

For the six months ended September 30, 2010, the Master LLC reimbursed the Manager $10,606 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Master LLC received an exemptive order from the SEC permitting, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Master LLC, invest cash collateral received by the Master LLC for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. The market value of securities on loan and the value of the related collateral are shown in the Statement of Assets and Liabilities as securities loaned and collateral on securities loaned, at value, respectively. The cash collateral invested by BIM is disclosed in the Schedule of Investments. The share of income earned by the Master LLC on such investments is shown as securities lending — affiliated in the Statement of Operations. For the six months ended September 30, 2010, BIM received $39,674 in securities lending agent fees related to securities lending activities for the Master LLC.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities for the six months ended September 30, 2010, were $167,701,228 and $270,937,641, respectively.

4. Borrowings:

The Master LLC, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010 and was subsequently renewed until November 2011. The Master LLC may borrow under the credit agreement to fund shareholder redemptions. Effective November 2009, the Master LLC paid its pro rata share of 0.02% upfront fee on the aggregate commitment amount which was allocated to the Master LLC based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Master LLC’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations, and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Master LLC did not borrow under the credit agreement during the six months ended September 30, 2010.

26	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Notes to Financial Statements (concluded)	Master Value Opportunities LLC

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

As of September 30, 2010, the Master LLC invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Master LLC and could affect the value, income and/or liquidity of positions in such securities.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	27

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement

The Board of Directors of the Master Value Opportunities LLC (the “Master LLC”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Master LLC’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor. The Board of Directors of the Master LLC also considered the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and BlackRock Investment Management, LLC (the “Sub-Advisor”), with respect to the Master LLC. The BlackRock Value Opportunities Fund, Inc. (the “Feeder Fund”) is a “feeder” fund that invests all of its investable assets in the Master LLC. Accordingly, the Board of Directors of the Feeder Fund also considered the approval of the Advisory Agreement and the Sub-Advisory Agreement with respect to the Master LLC. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreement are referred to herein as the “Agreements.” For simplicity, the Board of Directors of the Master LLC and the Board of Directors of the Feeder Fund are referred to herein collectively as the “Board,” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Feeder Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or the Feeder Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master LLC and the Feeder Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Master LLC, the Feeder Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Feeder Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Master LLC’s and/or the Feeder Fund’s operating expenses; (d) the resources devoted to and compliance reports relating to the Master LLC’s and the Feeder Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Feeder Fund’s compliance with its respective Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Feeder Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master LLC and the Feeder Fund, as applicable, and the investment performance of the Feeder Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to

28	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master LLC and/or the Feeder Fund to BlackRock; (f) sales and redemption data regarding the Feeder Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC and the Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Master LLC, each for a one-year term ending June 30, 2011. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements and found the Agreements to be satisfactory. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Feeder Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Feeder Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Feeder Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Master LLC and the Feeder Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Feeder Fund. Throughout the year, the Board compared the Feeder Fund’s performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the portfolio management team discussing performance and the investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master LLC and the Feeder Fund. BlackRock and its affiliates and significant shareholders provide the Master LLC and the Feeder Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master LLC and the Feeder Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Feeder Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master LLC and the Feeder Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master LLC and the Feeder Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	29

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (continued)

B. The Investment Performance of the Master LLC, the Feeder Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Feeder Fund, as applicable. The Board noted that the Master LLC’s investment results correspond directly to the investment results of the Feeder Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Feeder Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Feeder Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Feeder Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Master LLC and the Feeder Fund, as applicable, throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

The Board noted that the Feeder Fund ranked in the third, third and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Feeder Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, over the one-year period weakness was due largely to the Master LLC’s more defensive positioning and relatively limited exposure to stocks of the lowest quality, smallest capitalization companies. These stocks, many of which had been priced for bankruptcy early in the year, experienced the strongest gains as investor sentiment shifted dramatically toward higher risk assets. Underperformance over the trailing three- and five-year periods was driven by weak relative results in 2009, as well as difficult performance in 2008 and 2006. In 2008, stock selection and allocation within the volatile financials sector hampered performance comparisons with its Peers. In 2006, stock selection within the financials sector proved to be the primary driver of disappointing results.

The Board and BlackRock discussed BlackRock’s strategy for improving the Feeder Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Master LLC’s/Feeder Fund’s portfolio managers and to improve the Feeder Fund’s performance.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Feeder Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s contractual advisory fee rate compared with the other funds in the Feeder Fund’s Lipper category. It also compared the Feeder Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master LLC and the Feeder Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Feeder Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC and the Feeder Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

30	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreement (concluded)

In addition, the Board considered the cost of the services provided to the Master LLC and the Feeder Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC and the Feeder Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master LLC and the Feeder Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master LLC’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Feeder Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers. The Board also noted that the Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Feeder Fund increase. The Board also considered the extent to which the Master LLC and the Feeder Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master LLC and the Feeder Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Master LLC and the Feeder Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Master LLC and the Feeder Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Feeder Fund shares if they believe that the Feeder Fund’s and/or Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Feeder Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2011 and the Sub-Advisory Agreement between the Manager and the Sub-Advisor, with respect to the Master LLC, for a one-year term ending June 30, 2011. As part of its approval, the Board of the Master LLC considered the discussions of BlackRock’s fee structure, as it applies to the Master LLC, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Master Fund and its shareholders. The Board of the Feeder Fund, including the Independent Board Members, also considered the continuation of the Agreements with respect to the Master LLC and found the Agreements to be satisfactory. In arriving at a decision to approve the Agreements, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	31

Officers and Directors

Robert M. Hernandez, Chairman of the Board, Director and
Member of the Audit Committee
Fred G. Weiss, Vice Chairman of the Board,
Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director and Member of the Audit Committee
John M. Perlowski, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Effective September 15, 2010, John M. Perlowski became President and Chief Executive Officer of the Fund/Master LLC.

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Investment Management, LLC
Plainsboro, NJ 08536

Custodian
The Bank of New York Mellon
New York, NY 10286

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

32	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at http://www.blackrock.com/edelivery

2)	Select “e Delivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule

The Fund/Master LLC files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	33

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

34	BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology
Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock S&P 500 Stock Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund
BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Global Dividend Income Portfolio†
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government
Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income
Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio

BlackRock Lifecycle Prepared Portfolios
2015
2020
2025
2030
2035
2040
2045
2050

BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.
†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK VALUE OPPORTUNITIES FUND, INC.	SEPTEMBER 30, 2010	35

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10253-9/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 1, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Value Opportunities Fund, Inc. and Master Value Opportunities LLC

Date: December 1, 2010